Exhibit 10.9

[English Translation]

File Number 016/32549	SECOND COPY

SEAL OF THE MEXICAN UNITED STATES

MINISTRY OF ECONOMY

GENERAL MINING COORDINATION

GENERAL DIRECTION OF MINES

MINING EXPLORATION CONCESSION

TITLE

NUMBER 223392

NAME OF LOT

PAULA ADORADA

AGENCY

CHIHUAHUA, CHIHUAHUA

TERM OF TITLE

FROM DECEMBER 9, 2004 TO DECEMBER 8, 2010

The Federal Executive, through the Ministry of Economy, under articles 27. Sixth paragraph, of the Political Constitution of the Mexican United States; 34, section XXIX, of the Organic Law of the Federal Public Administration; 7, section VI, 10 first paragraph, 15 and 19 of the Mining Law, and all the applicable under its Regulations, issues the following MINING CONCESSION TITLE, without prejudice to third parties.

MINING CONCESSION INFORMATION

TYPE OF CONCESSION:	EXPLORATION

TITLE NUMBER:	223392

TITLEHOLDER (S):	GRUPO MINERO FACTOR, S.A. DE C.V. (100%)

NAME OF LOT:	PAULA ADORADA

AREA:	40 HECTARES

MUNICIPALITY AND STATE:	SATEVO, CHIHUAHUA

LOCATION OF MINING LOT

STARTING POINT

The site of boundary stone or landmark according to regulation is located at:

THE SOUTHWEST SKIRTS OF THE MINES’ HILL, SAME SP AS THE LOT ZENDY E-016/32206.

Distance		Course	Name or community or topographic features

A A A	600 Mts AI 900 Mts. AI 1000 Mts. AI	N W SE	FROM RANCHO SAN AGUSTIN FROM CERRO DE LA CAL FROM CERRO LAS CARBONERAS

ORTHOGONAL COORDINATES:	3,051,858.280mN	362,702.526mE

	Course	Deg	Min	Sec	Mts.
TOPOGRAPHIC LINK FROM SP

TO CONTROL POINT NO. 1005:	SE	65º	52’	9.1”	3,406.247

Name of Lot or corner	Title Num./File/Corner	Course	Deg	Min	Sec	Mts

LA CALESA LA CONCEPCION	T-187433 T-188161	SE NW	31º 51º	59’ 59’	20.6” 28”	315.789 482.319

PERIMETER

Auxiliary Line	Cou.	Deg	Min	Sec	Mts		Cou.	Deg	Min	Sec	Mts

FROM SP TO A POINT	N	0º	0’	0”	11.49	FROM A TO POINT 1	E	0º	0’	0”	249.615

HORIZONTAL SIDES, COURSES AND DISTANCES:

SIDES	Cou.	Deg	Min	Sec	Mts

1-2 2-3 3-4 4-5 5-1	S W N E S	0º 0º 0º 0º 0º	0’ 0’ 0’ 0’ 0’	0” 0” 0” 0” 0”	200.000 400.000 1,000.000 400.000 800.000

THE INFORMATION OF PROPERTY BOUNDARIES COVERED BY THIS CONCESSION, ARE INCLUDED IN THE FILE OF THIS TITLE.

Issued in Mexico City, Federal District, on December 8, 2004, under article 33, section VI, of the Internal Regulations of the Ministry of Economy.

The General Director of Mines

Lic. Federico Francisco Carlos Kunz Bolaños

Registered under certificate number 252, page 126, volume 346 of the Book of Mining Concessions in the Public Registry of Mining, on Mexico City, Federal District on December 9, 2004.

The Mining Public Registrar

Lic. Maria Olga Gallardo Montoya